Exhibit 99.2

TABLE OF CONTENTS

TABLE OF CONTENTS

		PAGE
CORPORATE INFORMATION		**3**
	Company Profile	4
	Investor Information	5
	Research Coverage	6
FINANCIALS		**7**
	Key Financial Data	8
	Condensed Consolidated Balance Sheets	9
	Consolidated Statements of Income (Loss)	10
	Consolidated Statements of Income (Loss) (Additional Data)	11
	Consolidated Statements of Cash Flows	12
	Debt Summary	14
	Debt Maturity Schedule	15
	Leverage Ratios, Coverage Ratios and Public Debt Covenants	16
	Summary of Capital Expenditures	17
	Property Acquisitions / Dispositions Information Since January 1, 2019	18
	Calculation and Reconciliation of NOI and Cash Basis NOI	19
	NOI and Cash Basis NOI	20
	Same Property NOI and Cash Basis NOI	21
	Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended December 31, 2019 and 2018	22
	Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Years Ended December 31, 2019 and 2018	23
	Calculation and Reconciliation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	24
	Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders	25
PORTFOLIO INFORMATION		**26**
	Portfolio Summary by Geographic Diversification and Property Type	27
	Portfolio Summary	28
	Occupancy	29
	Unit Count and Rent Coverage	30
	Office Portfolio Segment and Same Property - Results of Operations (Three Months Ended December 31, 2019 and 2018)	31
	Office Portfolio Segment and Same Property - Results of Operations (Years Ended December 31, 2019 and 2018)	32
	SHOP Segment and Same Property – Results of Operations	33
	Office Portfolio Leasing Summary	34
	Tenants Representing 1% or More of Total Annualized Rental Income	35
	Office Portfolio Lease Expiration Schedule	36
	Non-Segment Lease Expiration Schedule	37
EXHIBIT A	SHOP Segment and Same Property - Transitional Pro Forma EBITDARM	38
NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS		**41**
WARNING CONCERNING FORWARD-LOOKING STATEMENTS		**44**

Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 41 for terms used throughout this document. Non-GAAP financial measures are not intended as an alternative to net income (loss) in accordance with GAAP as a measure of DHC's financial performance. A description of why we consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a real estate investment trust, along with net income (loss) and net income (loss) attributable to common shareholders, is included under the heading Non-GAAP Financial Measures on Page 41.

DIVERSIFIED HEALTHCARE TRUST

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COMPANY PROFILE

COMPANY PROFILE

The Company:

Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust), or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is a component of 75 market indices as of December 31, 2019. Among this list, DHC comprises more than 1% of indices such as: Bloomberg Real Estate Investment Trust Healthcare Index (BBREHLTH), Fidelity Canada U.S. High Dividend Index PR (FIDCNHDP), BI North America Healthcare REIT Valuation Peers (BIHLCRNP), BI NA Healthcare REIT – Competitive (BIHLCRNC), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Indxx Old Age REITs Index (IOLDAGE), Indxx Old Age REITs Index PR (IOLDAGEP), Indxx Old Age REITs Index TR (IOLDAGET), Solactive Long Term Care Index (OLDID), and the Solactive US Small Cap High Dividend Index (SOLSMHD).

Management:

DHC is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), or RMR Inc. RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing DHC, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Office Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics such as government entities. RMR also provides management services to Five Star Senior Living Inc., or Five Star, a publicly traded operator of senior living communities (including many of the senior living communities that DHC owns), Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund LP, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of December 31, 2019, RMR had $32.2 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: DHC
5.625% Senior Notes due 2042: DHCNI
6.250% Senior Notes due 2046: DHCNL

Senior Unsecured Debt Ratings:

Moody's: Ba1
S&P Global: BBB-

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INVESTOR INFORMATION Board of Trustees John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Jennifer B. Clark Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Diversified Healthcare Trust Investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 Financial inquiries should be directed to Richard W. Siedel, Jr. (email) info@dhcreit.com Chief Financial Officer & Treasurer, at (617) 796-8350, (website) www.dhcreit.com or rsiedel@dhcreit.com 5

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

B. Riley FBR
Bryan Maher
(646) 885-5423
bmaher@brileyfbr.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Robert W. Baird & Co.
Drew Babin
(610) 238-6634
dbabin@rwbaird.com

Wells Fargo Securities
Todd Stender
(212) 214-8067
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Nicolas Villa
(212) 438-1534
nicolas.villa@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Selected Balance Sheet Data:					
Total gross assets	$ 8,224,627	$ 8,572,131	$ 8,713,990	$ 8,706,590	$ 8,694,818
Total assets	$ 6,653,826	$ 6,916,990	$ 7,098,710	$ 7,145,900	$ 7,160,426
Total liabilities	$ 3,776,776	$ 3,948,768	$ 4,062,001	$ 4,032,462	$ 3,980,556
Total equity	$ 2,877,050	$ 2,968,222	$ 3,036,709	$ 3,113,438	$ 3,179,870
Selected Income Statement Data:					
Total revenues	$ 256,039	$ 255,827	$ 262,003	$ 266,286	$ 285,222
Net (loss) income	$ (50,620)	$ (27,946)	$ (35,816)	$ 31,504	$ (117,182)
Net (loss) income attributable to common shareholders	$ (51,697)	$ (29,390)	$ (37,229)	$ 30,082	$ (118,543)
NOI	$ 129,467	$ 130,744	$ 141,810	$ 149,064	$ 167,782
Adjusted EBITDA*re* (1)	$ 121,108	$ 121,994	$ 134,626	$ 140,904	$ 117,835
FFO attributable to common shareholders	$ 68,832	$ 67,577	$ 80,227	$ 80,411	$ 115,732
Normalized FFO attributable to common shareholders(1)	$ 70,752	$ 70,069	$ 81,147	$ 88,225	$ 65,080
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.22)	$ (0.12)	$ (0.16)	$ 0.13	$ (0.50)
FFO attributable to common shareholders	$ 0.29	$ 0.28	$ 0.34	$ 0.34	$ 0.49
Normalized FFO attributable to common shareholders (1)	$ 0.30	$ 0.29	$ 0.34	$ 0.37	$ 0.27
Dividends:					
Annualized dividend declared per common share	$ 0.60	$ 0.60	$ 0.60	$ 1.56	$ 1.56
Annualized dividend yield (at end of period)	7.1%	6.5%	7.3%	13.2%	13.3%
Normalized FFO attributable to common shareholders payout ratio (1)	50.0%	51.7%	44.1%	105.4%	144.4%

(1) Adjusted EBITDA*re* and Normalized FFO attributable to common shareholders include business management incentive fee expense of $40,642, or $0.17 per share, for the three months ended December 31, 2018.

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CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) As of As of December 31, 2019 December 31, 2018 ASSETS Real estate properties: Land $ 793,123 $ 844,567 Buildings and improvements 6,668,463 7,031,733 Total real estate properties, gross 7,461,586 7,876,300 Accumulated depreciation (1,570,801) (1,534,392) Total real estate properties, net 5,890,785 6,341,908 Assets of properties held for sale 209,570 1,928 Cash and cash equivalents 37,357 54,976 Restricted cash 14,867 15,095 Acquired real estate leases and other intangible assets, net 337,875 419,244 Other assets, net 163,372 327,275 Total assets $ 6,653,826 $ 7,160,426 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 537,500 $ 139,000 Unsecured term loans, net 448,741 548,286 Senior unsecured notes, net 1,820,681 2,216,945 Secured debt and capital leases, net 694,739 744,186 Liabilities of properties held for sale 6,758 — Accrued interest 24,060 26,182 Assumed real estate lease obligations, net 76,705 86,304 Other liabilities 167,592 219,653 Total liabilities 3,776,776 3,980,556 Commitments and contingencies Equity: CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,897,163 and 237,729,900 shares issued and outstanding at December 31, 2019 and 2018, respectively 2,379 2,377 Additional paid in capital 4,612,511 4,611,419 Cumulative net income 2,052,562 2,140,796 Cumulative other comprehensive loss — (266) Cumulative distributions (3,930,933) (3,731,214) Total equity attributable to common shareholders 2,736,519 3,023,112 Noncontrolling interest: Total equity attributable to noncontrolling interest 140,531 156,758 Total equity 2,877,050 3,179,870 Total liabilities and equity $ 6,653,826 $ 7,160,426 9

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) For the Three Months Ended December 31, For the Year Ended December 31, 2019 2018 2019 2018 Revenues: Rental income $ 147,209 $ 178,680 $ 606,558 $ 700,641 Residents fees and services 108,830 106,542 433,597 416,523 Total revenues 256,039 285,222 1,040,155 1,117,164 Expenses: Property operating expenses 126,572 117,440 489,070 451,581 Depreciation and amortization 69,503 71,935 289,025 286,235 General and administrative 8,741 657 37,028 85,885 Acquisition and certain other transaction related costs 1,893 56 13,102 194 Impairment of assets 73,683 61,273 115,201 66,346 Total expenses 280,392 251,361 943,426 890,241 Gain on sale of properties 17,803 — 39,696 261,916 Dividend income — 923 1,846 2,901 Gains and losses on equity securities, net (422) (106,367) (41,898) (20,724) Interest and other income 351 305 941 667 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,440, $1,642, $6,032 and $6,221, respectively) (43,272) (45,506) (180,112) (179,287) Loss on early extinguishment of debt (27) — (44) (22) (Loss) income from continuing operations before income tax expense and equity in (losses) earnings of an investee (49,920) (116,784) (82,842) 292,374 Income tax expense (483) (32) (436) (476) CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONSOLIDATED Equity in (losses) earnings of an investee (217) (366) 400 516 Net (loss) income (50,620) (117,182) (82,878) 292,414 Net income attributable to noncontrolling interest (1,077) (1,361) (5,356) (5,542) Net (loss) income attributable to common shareholders $ (51,697) $ (118,543) $ (88,234) $ 286,872 Weighted average common shares outstanding (basic) 237,659 237,568 237,604 237,511 Weighted average common shares outstanding (diluted) 237,659 237,573 237,604 237,546 Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.22) $ (0.50) $ (0.37) $ 1.21 10

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended December 31, For the Year Ended December 31, 2019 2018 2019 2018 Additional Data: General and administrative expenses / total assets (at end of period) (1) 0.1% 0.0% 0.6% 1.2% Business management incentive fees (2) $ — $ (10,066) $ — $ 40,642 Straight line rent included in rental income $ 958 $ 1,720 $ 4,508 $ 10,227 Lease value amortization included in rental income $ 1,869 $ 1,497 $ 6,791 $ 5,787 Non-cash stock based compensation $ 248 $ 556 $ 1,388 $ 2,224 Non-cash amortization included in property operating expenses (3) $ 200 $ 200 $ 797 $ 797 Non-cash amortization included in general and administrative expenses (3) $ 743 $ 743 $ 2,974 $ 2,974 (1) General and administrative expenses include the reversal of $10,066 of previously accrued business management incentive fee expense for the three months ended December 31, 2018 and the recognition of $40,642 of business management incentive fee expense for the year ended December 31, 2018. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, compared to returns for the SNL U.S. REIT Healthcare Index over the applicable measurement period and are included in general and administrative expense in our consolidated statements of income (loss). (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively. On July 1, 2019, we sold our investment in RMR Inc. class A common stock. CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL DATA) DATA) OF INCOME (LOSS) (ADDITIONAL STATEMENTS CONSOLIDATED 11

CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) For the Year Ended December 31, 2019 2018 Cash flows from operating activities: Net (loss) income $ (82,878) $ 292,414 Adjustments to reconcile net (loss) income to cash provided by operating activities: Depreciation and amortization 289,025 286,235 Amortization of debt premiums, discounts and issuance costs 6,032 6,221 Straight line rental income (4,508) (10,227) Amortization of acquired real estate leases and other intangible assets (6,791) (5,787) Loss on early extinguishment of debt 44 22 Gain on sale of properties (39,696) (261,916) Gains and losses on equity securities, net 41,898 20,724 Impairment of assets 115,201 66,346 Other non-cash adjustments (3,771) (3,772) Equity in earnings of an investee (400) (516) Distribution of earnings from Affiliates Insurance Company 2,574 — Change in assets and liabilities: Other assets 1,794 (3,586) Accrued interest (2,105) 8,195 Other liabilities (50,574) (1,513) Net cash provided by operating activities 265,845 392,840 Cash flows from investing activities: Real estate acquisitions and deposits (50,636) (129,494) CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED Real estate improvements (222,417) (103,804) Proceeds from sale of properties, net 254,241 332,389 Proceeds from sale of RMR Inc. common shares, net 98,557 — Distributions in excess of earnings from Affiliates Insurance Company 6,426 — Net cash provided by investing activities 86,171 99,091 12

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (amounts in thousands) For the Year Ended December 31, 2019 2018 Cash flows from financing activities: Proceeds from issuance of senior unsecured notes, net — 491,560 Proceeds from borrowings on revolving credit facility 994,500 727,000 Repayments of borrowings on revolving credit facility (596,000) (1,184,000) Redemption of senior notes (400,000) — Repayment of unsecured term loan (100,000) — Repayment of other debt (46,345) (107,116) Loss on early extinguishment of debt settled in cash — (150) Payment of debt issuance costs (417) (4,296) Repurchase of common shares (299) (411) Distributions to noncontrolling interest (21,583) (21,022) Distributions to shareholders (199,719) (370,746) Net cash used in financing activities (369,863) (469,181) (Decrease) increase in cash and cash equivalents and restricted cash $ (17,847) $ 22,750 Cash and cash equivalents and restricted cash at beginning of period 70,071 47,321 Cash and cash equivalents and restricted cash at end of period $ 52,224 $ 70,071 Supplemental cash flow information: Interest paid $ 177,308 $ 164,996 Income taxes paid $ 452 $ 474 Non-cash investing activities: Acquisitions funded by assumed debt $ — $ (44,386) Capitalized interest $ 1,124 $ 124 Non-cash financing activities: Assumption of mortgage notes payable $ — $ 44,386 Supplemental disclosure of cash and cash equivalents and restricted cash The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within our condensed consolidated balance sheets to the amount shown in our consolidated statements of cash flows: As of December 31, CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONSOLIDATED 2019 2018 Cash and cash equivalents $ 37,357 $ 54,976 Restricted cash 14,867 15,095 Total cash and cash equivalents and restricted cash shown in our consolidated statements of cash flows $ 52,224 $ 70,071 13

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of December 31, 2019

	Coupon Rate	Interest Rate (1)	Principal Balance (2)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
Unsecured revolving credit facility (LIBOR + 120 b.p.) (3)	2.803%	2.803%	$ 537,500	1/15/2022	$ 537,500	2.0
Unsecured term loan (LIBOR + 125 b.p.)	2.853%	2.853%	250,000	6/12/2020	250,000	0.4
Unsecured term loan (LIBOR + 135 b.p.)	3.155%	3.155%	200,000	9/28/2022	200,000	2.7
Weighted average rate / total unsecured floating rate debt	**2.887%**	**2.887%**	**$ 987,500**		**$ 987,500**	**1.8**
Unsecured Fixed Rate Debt:						
Senior notes due 2020	6.750%	6.900%	$ 200,000	4/15/2020	$ 200,000	0.3
Senior notes due 2021	6.750%	7.000%	300,000	12/15/2021	300,000	2.0
Senior notes due 2024	4.750%	4.790%	250,000	5/1/2024	250,000	4.3
Senior notes due 2028	4.750%	4.966%	500,000	2/15/2028	500,000	8.1
Senior notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	22.6
Senior notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	26.1
Weighted average rate / total unsecured fixed rate debt	**5.659%**	**5.779%**	**$ 1,850,000**		**$ 1,850,000**	**10.9**
Weighted average rate / total unsecured debt	**4.694%**	**4.773%**	**$ 2,837,500**		**$ 2,837,500**	**7.8**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property (4)	7.490%	7.490%	1,426	1/1/2022	61	2.0
Mortgage - secured by 1 property	6.280%	5.170%	12,513	7/1/2022	10,744	2.5
Mortgage - secured by 1 property	4.850%	3.790%	10,958	10/1/2022	10,287	2.8
Mortgage - secured by 2 properties	5.750%	5.110%	16,131	10/6/2022	15,182	2.8
Mortgage - secured by 1 property	6.640%	4.920%	16,056	6/1/2023	14,522	3.4
Capital leases - 2 properties	7.700%	7.700%	8,874	4/30/2026	155	6.3
Mortgages - secured by 1 property (5)	3.530%	3.530%	620,000	8/6/2026	620,000	6.6
Mortgage - secured by 1 property (4) (6)	6.250%	6.250%	1,589	3/1/2026	18	6.2
Mortgage - secured by 1 property	4.444%	4.444%	10,688	7/1/2043	1,698	23.5
Weighted average rate / total secured fixed rate debt	**3.804%**	**3.713%**	**$ 698,235**		**$ 672,667**	**6.6**
Weighted average rate / total debt	**4.518%**	**4.563%**	**$ 3,535,735**		**$ 3,510,167**	**7.5**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.
(2) The principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.
(3) Represents amount outstanding under our revolving credit facility. Interest rate is as of December 31, 2019 and excludes the 25 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year.
(4) The properties encumbered by these mortgages were classified as held for sale as of December 31, 2019. The associated mortgages are included in liabilities of properties held for sale in our condensed consolidated balance sheets as of December 31, 2019.
(5) The life science property encumbered by these mortgages is owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.
(6) We prepaid this mortgage in February 2020.

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DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE

(dollars in thousands)
As of December 31, 2019

Year	Unsecured Floating Rate Debt	% of Total	Unsecured Fixed Rate Debt	% of Total	Secured Fixed Rate Debt (1) (2)	% of Total	Total	% of Total
2020	$ 250,000		$ 200,000		$ 3,799		$ 453,799	
2021	—		300,000		4,097		304,097	
2022	737,500 (3)		—		39,372		776,872	
2023	—		—		16,673		16,673	
2024	—		250,000		2,110		252,110	
2025	—		—		2,295		2,295	
2026	—		—		620,973		620,973	
2027	—		—		302		302	
2028	—		500,000		315		500,315	
Thereafter	—		600,000		8,299		608,299	
Principal balance	$ 987,500		$ 1,850,000		$ 698,235		$ 3,535,735	
Unamortized debt issuance costs, premiums and discounts	(1,259)		(29,319)		(506)		(31,084)	
Total debt, net	$ 986,241	28.1%	$ 1,820,681	52.0%	$ 697,729	19.9%	$ 3,504,651	100.0%

(1) Includes $8,874 of capital lease obligations due through April 2026.
(2) Includes $3,015 of principal mortgage obligations and $25 of unamortized debt issuance costs for properties classified as held for sale as of December 31, 2019. These debts have been included in liabilities of properties held for sale in our condensed consolidated balance sheets as of December 31, 2019.
(3) Includes $537,500 outstanding under our revolving credit facility at December 31, 2019. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year.

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LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Leverage Ratios:					
Net debt / total gross assets	42.5%	42.4%	42.9%	42.8%	41.7%
Net debt / gross book value of real estate assets	41.5%	41.8%	42.9%	43.0%	42.1%
Secured debt / total assets	10.5%	10.1%	9.9%	10.4%	10.4%
Variable rate debt / net debt	28.2%	31.3%	33.1%	20.8%	19.0%
Coverage Ratios:					
Net debt / annualized Adjusted EBITDA*re* (1)	7.3x	7.4x	6.9x	6.6x	6.4x
Adjusted EBITDA*re* (1) / interest expense	2.8x	2.7x	2.9x	3.1x	2.6x
Public Debt Covenants:					
Total debt / adjusted total assets - allowable maximum 60.0%	42.4%	42.6%	43.1%	43.0%	42.2%
Secured debt / adjusted total assets - allowable maximum 40.0%	8.4%	8.1%	8.0%	8.5%	8.5%
Consolidated income available for debt service / debt service - required minimum 1.50x	2.84x	2.74x	2.97x	3.02x	3.83x
Total unencumbered assets / unsecured debt - required minimum 150.0%	247.4%	245.0%	241.4%	243.3%	249.6%

(1) Adjusted EBITDA*re* includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018. Excluding business management incentive fee expense, net debt / annualized Adjusted EBITDA*re* and Adjusted EBITDA*re* / interest expense would have been 5.9x and 3.5x, respectively, for the three months ended December 31, 2018.

DIVERSIFIED HEALTHCARE TRUST

16

SUMMARY OF CAPITAL EXPENDITURES

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Office Portfolio tenant improvements	$ 5,328	$ 2,584	$ 2,008	$ 5,000	$ 4,283
Office Portfolio leasing costs	4,303	2,038	1,144	4,132	845
Office Portfolio building improvements	7,502	5,673	2,929	995	6,665
SHOP fixed assets and capital improvements	5,400	4,997	3,487	3,312	3,518
Recurring capital expenditures (1)	$ 22,533	$ 15,292	$ 9,568	$ 13,439	$ 15,311
Office Portfolio avg. sq. ft. during period	12,029	12,276	12,460	12,574	12,600
SHOP avg. units managed for our account during period (2)	10,253	10,126	9,925	9,766	9,641
Office Portfolio building improvements per avg. sq. ft. during period	$ 0.62	$ 0.46	$ 0.24	$ 0.08	$ 0.53
SHOP fixed assets and capital improvements per avg. unit during period (2)	$ 527	$ 493	$ 351	$ 339	$ 365
Development, redevelopment and other activities - Office Portfolio	$ 7,199	$ 8,220	$ 9,285	$ 6,059	$ 6,924
Development, redevelopment and other activities - SHOP (3) (4)	21,091	18,701	73,507	31,658	10,351
Total development, redevelopment and other activities (1)	$ 28,290	$ 26,921	$ 82,792	$ 37,717	$ 17,275

(1) During the three months ended December 31, 2019, we invested $190 in revenue producing capital improvements at certain of our triple net leased senior living communities leased to private operators, and as a result, annual rents payable to us increased by approximately $11 pursuant to the terms of the applicable leases. These capital improvements are not included in the table above.

(2) Represents senior living communities that Five Star managed for our account, but excludes properties leased during that period.

(3) Includes capital improvements for both communities leased to Five Star and operated for our account under management agreements with Five Star.

(4) Pursuant to the restructuring of our business arrangements with Five Star, or the Restructuring Transaction, we purchased $49,155 of fixed assets and capital improvements related to certain of our senior living communities that we then leased to Five Star during the three months ended June 30, 2019.

DIVERSIFIED HEALTHCARE TRUST

17

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019

(dollars in thousands)

Acquisitions: (1)

Date Acquired	Location	Type of Property	Number of Buildings	Units	Gross Purchase Price	Gross Purchase Price per Unit	Initial Lease / Cap Rate (2)	Tenant
12/20/2019	Plano, TX	Active Adult Rental Communities	1	169	$ 50,300	$ 298	5.0%	Our TRS

Dispositions: (3)

Date Sold	Location	Type of Property	Number of Buildings	Gross Sales Price
2/21/2019	Alachua, FL	Life Science	1	$ 2,900
3/28/2019	Millbury, MA	Medical Office	1	75
5/1/2019	Various	Skilled Nursing Facility	3	21,500
5/9/2019	Thornton, CO	Medical Office	1	2,590
6/3/2019	Milford, MA	Medical Office	1	925
6/5/2019	Worcester, MA	Medical Office	2	3,659
6/14/2019	Various	Medical Office	2	1,748
6/19/2019	Westborough, MA	Medical Office	2	1,710
7/17/2019	Worcester, MA	Medical Office	1	2,750
7/18/2019	Spencer, MA	Medical Office	1	605
7/25/2019	Worcester, MA	Medical Office	1	1,600
8/23/2019	Leominster, MA	Medical Office	1	2,221
9/17/2019	Various	Skilled Nursing Facility	15	8,000
9/20/2019	Auburn, MA	Medical Office	1	2,750
10/2/2019	Various	Independent Living / Skilled Nursing Facility	3	10,500
10/4/2019	Bridgewater, NJ	Life Science	1	47,500
12/3/2019	Atlanta, GA	Medical Office	1	14,000
12/19/2019	Redmond, WA	Independent Living	1	32,500
12/27/2019	Various	Assisted Living	7	103,250
1/27/2020	Various	Medical Office	6	5,925
2/25/2020	Horsham, PA	Medical Office	1	2,900
		Total Dispositions	53	$ 269,608

(1) In January 2020, we also acquired a land parcel adjacent to a life science property we own in Tempe, Arizona for $2.6 million, excluding closing costs. That acquisition is not included in the table listing acquisitions on this page.

(2) Represents the ratio of the estimated GAAP based annual revenue, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs.

(3) As of February 28, 2020, we have 52 properties under agreements to sell or in first or second round offer stages for an aggregate sales price of approximately $539,679, excluding closing costs. These sales are subject to various conditions; as a result, these sales may not occur, they may be delayed or their terms may change.

DIVERSIFIED HEALTHCARE TRUST

18

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

(amounts in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 147,209	$ 148,011	$ 153,097	$ 158,241	$ 178,680	$ 606,558	$ 700,641
Residents fees and services	108,830	107,816	108,906	108,045	106,542	433,597	416,523
Total revenues	256,039	255,827	262,003	266,286	285,222	1,040,155	1,117,164
Property operating expenses	(126,572)	(125,083)	(120,193)	(117,222)	(117,440)	(489,070)	(451,581)
Property NOI	129,467	130,744	141,810	149,064	167,782	551,085	665,583
Non-cash straight line rent adjustments	(958)	(1,186)	(430)	(1,934)	(1,720)	(4,508)	(10,227)
Lease value amortization	(1,869)	(1,842)	(1,555)	(1,525)	(1,497)	(6,791)	(5,787)
Non-cash amortization included in property operating expenses (1)	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 126,440	$ 127,517	$ 139,626	$ 145,406	$ 164,365	$ 538,989	$ 648,772
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:							
Net (loss) income	$ (50,620)	$ (27,946)	$ (35,816)	$ 31,504	$ (117,182)	$ (82,878)	$ 292,414
Equity in losses (earnings) of an investee	217	(83)	(130)	(404)	366	(400)	(516)
Income tax expense (benefit)	483	(146)	(35)	134	32	436	476
Loss on early extinguishment of debt	27	—	17	—	—	44	22
Interest expense	43,272	44,817	46,412	45,611	45,506	180,112	179,287
Interest and other income	(351)	(238)	(238)	(114)	(305)	(941)	(667)
Losses (gains) on equity investments, net	422	(40)	64,448	(22,932)	106,367	41,898	20,724
Dividend income	—	—	(923)	(923)	(923)	(1,846)	(2,901)
(Gain) loss on sale of properties	(17,803)	(4,183)	(17,832)	122	—	(39,696)	(261,916)
Impairment of assets	73,683	33,099	2,213	6,206	61,273	115,201	66,346
Acquisition and certain other transaction related costs	1,893	2,492	903	7,814	56	13,102	194
General and administrative	8,741	9,604	8,867	9,816	657	37,028	85,885
Depreciation and amortization	69,503	73,368	73,924	72,230	71,935	289,025	286,235
Property NOI	129,467	130,744	141,810	149,064	167,782	551,085	665,583
Non-cash amortization included in property operating expenses (1)	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Lease value amortization	(1,869)	(1,842)	(1,555)	(1,525)	(1,497)	(6,791)	(5,787)
Non-cash straight line rent adjustments	(958)	(1,186)	(430)	(1,934)	(1,720)	(4,508)	(10,227)
Cash Basis NOI	$ 126,440	$ 127,517	$ 139,626	$ 145,406	$ 164,365	$ 538,989	$ 648,772

(1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. On July 1, 2019, we sold our investment in RMR Inc. class A common stock.

DIVERSIFIED HEALTHCARE TRUST

19

NOI AND CASH BASIS NOI (dollars in thousands) For the Three Months Ended For the Year Ended 12/31/2019 12/31/2018 % Change 12/31/2019 12/31/2018 % Change NOI: Life Science $ 33,285 $ 37,511 (11.3)% $ 144,525 $ 149,760 (3.5)% Medical Office 30,653 32,846 (6.7)% 128,143 135,321 (5.3)% Total Office Portfolio 63,938 70,357 (9.1)% 272,668 285,081 (4.4)% NOI AND CASH BASIS NOI NOI SHOP 48,167 79,475 (39.4)% 214,773 305,296 (29.7)% Non-Segment 17,362 17,950 (3.3)% 63,644 75,206 (15.4)% Total $ 129,467 $ 167,782 (22.8)% $ 551,085 $ 665,583 (17.2)% Cash Basis NOI: Life Science $ 31,131 $ 33,980 (8.4)% $ 135,306 $ 135,519 (0.2)% Medical Office 29,949 33,032 (9.3)% 126,000 135,010 (6.7)% Total Office Portfolio 61,080 67,012 (8.9)% 261,306 270,529 (3.4)% SHOP 48,167 79,475 (39.4)% 214,773 305,296 (29.7)% Non-Segment 17,193 17,878 (3.8)% 62,910 72,947 (13.8)% Total $ 126,440 $ 164,365 (23.1)% $ 538,989 $ 648,772 (16.9)% 20

SAME PROPERTY NOI AND CASH BASIS NOI (dollars in thousands) For the Three Months Ended For the Year Ended 12/31/2019 12/31/2018 % Change 12/31/2019 12/31/2018 % Change NOI: Life Science $ 31,273 $ 32,495 (3.8)% $ 121,216 $ 123,279 (1.7)% Medical Office 28,601 29,210 (2.1)% 113,992 117,113 (2.7)% Total Office Portfolio 59,874 61,705 (3.0)% 235,208 240,392 (2.2)% SHOP 48,209 76,621 (37.1)% 207,406 292,945 (29.2)% Non-Segment 14,177 13,963 1.5% 49,446 48,928 1.1 % Total $ 122,260 $ 152,289 (19.7)% $ 492,060 $ 582,265 (15.5)% Cash Basis NOI: Life Science $ 29,502 $ 28,670 2.9% $ 112,461 $ 108,410 3.7 % Medical Office 27,989 29,176 (4.1)% 112,245 115,698 (3.0)% Total Office Portfolio 57,491 57,846 (0.6)% 224,706 224,108 0.3 % SHOP 48,209 76,621 (37.1)% 207,406 292,945 (29.2)% SAME PROPERTY NOI AND CASH BASIS NOI NOI SAME PROPERTY Non-Segment 14,008 13,744 1.9% 48,711 47,297 3.0 % Total $ 119,708 $ 148,211 (19.2)% $ 480,823 $ 564,350 (14.8)% 21

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 AND 2018

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

(dollars in thousands)

	For the Three Months Ended December 31, 2019				For the Three Months Ended December 31, 2018			
Calculation of NOI and Cash Basis NOI:	Office Portfolio	SHOP	Non-Segment	Total	Office Portfolio	SHOP	Non-Segment	Total
Rental income / residents fees and services	$ 97,400	$ 141,277	$ 17,362	$ 256,039	$ 103,316	$ 163,956	$ 17,950	$ 285,222
Property operating expenses	(33,462)	(93,110)	—	(126,572)	(32,959)	(84,481)	—	(117,440)
Property NOI	$ 63,938	$ 48,167	$ 17,362	$ 129,467	$ 70,357	$ 79,475	$ 17,950	$ 167,782
NOI change	(9.1)%	(39.4)%	(3.3)%	(22.8)%				
Property NOI	$ 63,938	$ 48,167	$ 17,362	$ 129,467	$ 70,357	$ 79,475	$ 17,950	$ 167,782
Less:								
Non-cash straight line rent adjustments	845	—	113	958	1,703	—	17	1,720
Lease value amortization	1,813	—	56	1,869	1,442	—	55	1,497
Non-cash amortization included in property operating expenses (1)	200	—	—	200	200	—	—	200
Cash Basis NOI	$ 61,080	$ 48,167	$ 17,193	$ 126,440	$ 67,012	$ 79,475	$ 17,878	$ 164,365
Cash Basis NOI change	(8.9)%	(39.4)%	(3.8)%	(23.1)%				
Reconciliation of NOI to Same Property NOI:								
Property NOI	$ 63,938	$ 48,167	$ 17,362	$ 129,467	$ 70,357	$ 79,475	$ 17,950	$ 167,782
Less:								
NOI not included in same property	4,064	(42)	3,185	7,207	8,652	2,854	3,987	15,493
Same property NOI	$ 59,874	$ 48,209	$ 14,177	$ 122,260	$ 61,705	$ 76,621	$ 13,963	$ 152,289
Same property NOI change	(3.0)%	(37.1)%	1.5 %	(19.7)%				
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:								
Same property NOI	$ 59,874	$ 48,209	$ 14,177	$ 122,260	$ 61,705	$ 76,621	$ 13,963	$ 152,289
Less:								
Non-cash straight line rent adjustments	364	—	114	478	2,030	—	164	2,194
Lease value amortization	1,836	—	55	1,891	1,655	—	55	1,710
Non-cash amortization included in property operating expenses (1)	183	—	—	183	174	—	—	174
Same property cash basis NOI	$ 57,491	$ 48,209	$ 14,008	$ 119,708	$ 57,846	$ 76,621	$ 13,744	$ 148,211
Same property cash basis NOI change	(0.6)%	(37.1)%	1.9 %	(19.2)%				

(1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. On July 1, 2019, we sold our investment in RMR Inc. class A common stock.

DIVERSIFIED HEALTHCARE TRUST

22

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

(dollars in thousands)

	For the Year Ended December 31, 2019				For the Year Ended December 31, 2018			
Calculation of NOI and Cash Basis NOI:	Office Portfolio	SHOP	Non-Segment	Total	Office Portfolio	SHOP	Non-Segment	Total
Rental income / residents fees and services	$ 405,016	$ 571,495	$ 63,644	$ 1,040,155	$ 412,813	$ 629,145	$ 75,206	$ 1,117,164
Property operating expenses	(132,348)	(356,722)	—	(489,070)	(127,732)	(323,849)	—	(451,581)
Property NOI	$ 272,668	$ 214,773	$ 63,644	$ 551,085	$ 285,081	$ 305,296	$ 75,206	$ 665,583
NOI change	(4.4)%	(29.7)%	(15.4)%	(17.2)%				
Property NOI	$ 272,668	$ 214,773	$ 63,644	$ 551,085	$ 285,081	$ 305,296	$ 75,206	$ 665,583
Less:								
Non-cash straight line rent adjustments	3,996	—	512	4,508	8,189	—	2,038	10,227
Lease value amortization	6,569	—	222	6,791	5,566	—	221	5,787
Non-cash amortization included in property operating expenses (1)	797	—	—	797	797	—	—	797
Cash Basis NOI	$ 261,306	$ 214,773	$ 62,910	$ 538,989	$ 270,529	$ 305,296	$ 72,947	$ 648,772
Cash Basis NOI change	(3.4)%	(29.7)%	(13.8)%	(16.9)%				
Reconciliation of NOI to Same Property NOI:								
Property NOI	$ 272,668	$ 214,773	$ 63,644	$ 551,085	$ 285,081	$ 305,296	$ 75,206	$ 665,583
Less:								
NOI not included in same property	37,460	7,367	14,198	59,025	44,689	12,351	26,278	83,318
Same property NOI	$ 235,208	$ 207,406	$ 49,446	$ 492,060	$ 240,392	$ 292,945	$ 48,928	$ 582,265
Same property NOI change	(2.2)%	(29.2)%	1.1 %	(15.5)%				
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:								
Same property NOI	$ 235,208	$ 207,406	$ 49,446	$ 492,060	$ 240,392	$ 292,945	$ 48,928	$ 582,265
Less:								
Non-cash straight line rent adjustments	2,533	—	514	3,047	8,954	—	1,410	10,364
Lease value amortization	7,255	—	221	7,476	6,631	—	221	6,852
Non-cash amortization included in property operating expenses (1)	714	—	—	714	699	—	—	699
Same property cash basis NOI	$ 224,706	$ 207,406	$ 48,711	$ 480,823	$ 224,108	$ 292,945	$ 47,297	$ 564,350
Same property cash basis NOI change	0.3 %	(29.2)%	3.0 %	(14.8)%				

(1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. On July 1, 2019, we sold our investment in RMR Inc. class A common stock.

DIVERSIFIED HEALTHCARE TRUST

23

CALCULATION AND RECONCILIATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

(amounts in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Net (loss) income	$ (50,620)	$ (27,946)	$ (35,816)	$ 31,504	$ (117,182)	$ (82,878)	$ 292,414
Interest expense	43,272	44,817	46,412	45,611	45,506	180,112	179,287
Income tax expense (benefit)	483	(146)	(35)	134	32	436	476
Depreciation and amortization	69,503	73,368	73,924	72,230	71,935	289,025	286,235
EBITDA	62,638	90,093	84,485	149,479	291	386,695	758,412
(Gain) loss on sale of properties	(17,803)	(4,183)	(17,832)	122	—	(39,696)	(261,916)
Impairment of assets	73,683	33,099	2,213	6,206	61,273	115,201	66,346
EBITDA*re*	118,518	119,009	68,866	155,807	61,564	462,200	562,842
General and administrative expense paid in common shares (1)	248	533	392	215	556	1,388	2,224
Estimated business management incentive fees (2)	—	—	—	—	(50,708)	—	—
Acquisition and certain other transaction related costs	1,893	2,492	903	7,814	56	13,102	194
Loss on early extinguishment of debt	27	—	17	—	—	44	22
Losses (gains) on equity securities, net (3)	422	(40)	64,448	(22,932)	106,367	41,898	20,724
Adjusted EBITDA*re*	$ 121,108	$ 121,994	$ 134,626	$ 140,904	$ 117,835	$ 518,632	$ 586,006

(1) Amounts represent equity compensation awarded to our Trustees, officers and certain other employees of RMR LLC.
(2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Adjusted EBITDA*re* until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA*re* includes business management incentive fee expense of $40,642 for both the three months and year ended December 31, 2018.
(3) (Gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investment in Five Star common stock and our former investment in RMR Inc. class A common stock to their fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. class A common stock.

DIVERSIFIED HEALTHCARE TRUST

24

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Net (loss) income attributable to common shareholders	$ (51,697)	$ (29,390)	$ (37,229)	$ 30,082	$ (118,543)	$ (88,234)	$ 286,872
Depreciation and amortization	69,503	73,368	73,924	72,230	71,935	289,025	286,235
FFO attributable to noncontrolling interest	(5,276)	(5,277)	(5,297)	(5,297)	(5,300)	(21,147)	(21,200)
(Gain) loss on sale of properties	(17,803)	(4,183)	(17,832)	122	—	(39,696)	(261,916)
Impairment of assets	73,683	33,099	2,213	6,206	61,273	115,201	66,346
Losses (gains) on equity securities, net (1)	422	(40)	64,448	(22,932)	106,367	41,898	20,724
FFO attributable to common shareholders	68,832	67,577	80,227	80,411	115,732	297,047	377,061
Estimated business management incentive fees (2)	—	—	—	—	(50,708)	—	—
Acquisition and certain other transaction related costs	1,893	2,492	903	7,814	56	13,102	194
Loss on early extinguishment of debt	27	—	17	—	—	44	22
Normalized FFO attributable to common shareholders	$ 70,752	$ 70,069	$ 81,147	$ 88,225	$ 65,080	$ 310,193	$ 377,277
Weighted average common shares outstanding (basic)	237,659	237,608	237,580	237,568	237,568	237,604	237,511
Weighted average common shares outstanding (diluted)	237,659	237,608	237,580	237,600	237,573	237,604	237,546
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.22)	$ (0.12)	$ (0.16)	$ 0.13	$ (0.50)	$ (0.37)	$ 1.21
FFO attributable to common shareholders	$ 0.29	$ 0.28	$ 0.34	$ 0.34	$ 0.49	$ 1.25	$ 1.59
Normalized FFO attributable to common shareholders	$ 0.30	$ 0.29	$ 0.34	$ 0.37	$ 0.27	$ 1.31	$ 1.59

(1) (Gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investment in Five Star common stock and our former investment in RMR Inc. class A common stock to their fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. class A common stock.

(2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net income (loss) attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO attributable to common shareholders until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributable to common shareholders includes business management incentive fee expense of $40,642 for both the three months and year ended December 31, 2018.

DIVERSIFIED HEALTHCARE TRUST

25

26 26

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE Geographic Diversification Property Type(1) (2) (based on Gross Book Value of Real Estate Assets as of December 31, 2019) (based on Q4 2019 NOI) IL: 3% VA: 3% Wellness NC: 3% Centers: 4% WI: 4% MD: 4% Independent GA: 5% Living: 22% Medical Office: 24% TX: 8% 29 Other States + D.C.: 36% FL: 8% Assisted Living: 21% Life Science: CA: 10% 26% MA: 16% SNFs: 3% (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. 27 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE AND PROPERTY GEOGRAPHIC DIVERSIFICATION BY PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY

(dollars in thousands, except investment per unit or square foot)
As of December 31, 2019

	Number of Properties	Square Feet or Number of Units		Gross Book Value of Real Estate Assets (1)	% of Total Gross Book Value of Real Estate Assets	Investment Per Square Foot or Unit (2)	Q4 2019 Revenues (3) (4)	% of Q4 2019 Total Revenues	Q4 2019 NOI (3) (4)	% of Q4 2019 Total NOI
Life science	34	4,532,058		$ 1,880,860	22.3%	$ 415	$ 45,379	17.7%	$ 33,285	25.7%
Medical office	104	7,346,363		1,859,392	22.1%	$ 253	52,021	20.3%	30,653	23.7%
Subtotal Office Portfolio (5)	138	11,878,421	sq. ft.	3,740,252	44.4%	$ 315	97,400	38.0%	63,938	49.4%
SHOP (6)	244	29,013	units	4,207,021	50.0%	$ 145,005	141,277	55.2%	48,167	37.2%
Other triple net leased senior living communities	32	2,605	units	295,240	3.5%	$ 113,336	12,687	5.0%	12,687	9.8%
Wellness centers	10	812,000	sq. ft.	178,110	2.1%	$ 219	4,675	1.8%	4,675	3.6%
Total	424			$ 8,420,623	100.0%		$ 256,039	100.0%	$ 129,467	100.0%

(1) Includes 33 properties with gross book value of real estate assets of $264,367, which are classified as held for sale in our condensed consolidated balance sheet as of December 31, 2019.

(2) Represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at December 31, 2019.

(3) Includes $3,502 of revenues and $3,457 of NOI from properties sold during the three months ended December 31, 2019.

(4) Includes $13,416 of revenues and $6,229 of NOI from properties classified as held for sale in our condensed consolidated balance sheet as of December 31, 2019.

(5) Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(6) Includes communities that were leased to Five Star and communities that were managed by Five Star for our account as of December 31, 2019. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with new management and omnibus agreements, or the New Management Agreements, as of January 1, 2020, for all of our senior living communities operated by Five Star.

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28

OCCUPANCY

OCCUPANCY

	As of and For the Twelve Months Ended (1)				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Life science	94.5%	97.9%	97.8%	99.0%	98.8%
Medical office	90.9%	89.1%	91.7%	91.7%	93.6%
Weighted average occupancy Office Portfolio (2)	92.3%	92.5%	94.0%	94.5%	95.6%
SHOP (3) (4)	85.7%	86.1%	86.3%	86.2%	86.1%
Other triple net leased senior living communities (3)	88.2%	87.1%	87.3%	88.2%	88.4%
Wellness centers	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Operating data for the multi-tenant office portfolio is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us.

(2) Medical office and life science occupancy data is as of quarter end and includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Office Portfolio weighted average occupancy as of December 31, 2019 was 92.2%.

(3) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.

(4) Includes only those senior living communities owned and managed for our account during the periods presented. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through December 31, 2019, was 85.1%. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

DIVERSIFIED HEALTHCARE TRUST

29

UNIT COUNT AND RENT COVERAGE SHOP Unit Count as of December 31, 2019 (1): Independent Living and Active Adult units: 10,800: 37.2% Assisted SNF units: Living units: 3,491: 12.0% 11,441: 39.4% Memory Care units: 3,281: 11.4% UNIT COUNT AND RENT COVERAGE UNIT COUNT Rent Coverage (2): As of and For the Twelve Months Ended 9/30/2019 6/30/2019 3/31/2019 12/31/2018 9/30/2018 Other triple net leased senior living communities 1.65x 1.67x 1.69x 1.71x 1.74x Wellness centers 1.83x 1.87x 1.93x 1.99x 2.03x Total 1.72x 1.75x 1.78x 1.82x 1.85x (1) Unit count is by the type of living units at our senior living communities within our SHOP segment. (2) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. 30

OFFICE PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(THREE MONTHS ENDED DECEMBER 31, 2019 AND 2018)

OFFICE PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2019			As of and For the Three Months Ended December 31, 2018		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	34	104	138	36	119	155
Square Feet (1)	4,532	7,346	11,878	4,798	7,802	12,600
Occupancy (2)	94.2 %	91.0 %	92.2 %	99.0%	91.7%	94.5%
Rental Income	$ 45,379	$ 52,021	$ 97,400	$ 49,480	$ 53,836	$ 103,316
NOI	$ 33,285	$ 30,653	$ 63,938	$ 37,511	$ 32,846	$ 70,357
Cash Basis NOI	$ 31,131	$ 29,949	$ 61,080	$ 33,980	$ 33,032	$ 67,012
NOI Margin %	73.3 %	58.9 %	65.6 %	75.8%	61.0%	68.1%
Cash Basis NOI Margin %	71.9 %	58.2 %	64.5 %	73.8%	61.0%	66.9%
NOI % Change	(11.3)%	(6.7)%	(9.1)%			
Cash Basis NOI % Change	(8.4)%	(9.3)%	(8.9)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2019			As of and For the Three Months Ended December 31, 2018		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	29	85	114	29	85	114
Square Feet (1)	4,170	6,669	10,839	4,170	6,658	10,828
Occupancy (3)	97.6 %	91.8 %	94.1 %	99.5%	92.3%	95.1%
Rental Income	$ 43,172	$ 48,184	$ 91,356	$ 43,695	$ 48,060	$ 91,755
NOI	$ 31,273	$ 28,601	$ 59,874	$ 32,495	$ 29,210	$ 61,705
Cash Basis NOI	$ 29,502	$ 27,989	$ 57,491	$ 28,670	$ 29,176	$ 57,846
NOI Margin %	72.4 %	59.4 %	65.5 %	74.4%	60.8%	67.2%
Cash Basis NOI Margin %	71.1 %	58.7 %	64.5 %	71.8%	60.6%	65.7%
NOI % Change	(3.8)%	(2.1)%	(3.0)%			
Cash Basis NOI % Change	2.9 %	(4.1)%	(0.6)%			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

DIVERSIFIED HEALTHCARE TRUST
31

OFFICE PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(YEARS ENDED DECEMBER 31, 2019 AND 2018)

OFFICE PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2019			As of and For the Year Ended December 31, 2018		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	34	104	138	36	119	155
Square Feet [(1)]	4,532	7,346	11,878	4,798	7,802	12,600
Occupancy [(2)]	94.2 %	91.0 %	92.2 %	99.0%	91.7%	94.5%
Rental Income	$ 192,531	$ 212,485	$ 405,016	$ 195,977	$ 216,836	$ 412,813
NOI	$ 144,525	$ 128,143	$ 272,668	$ 149,760	$ 135,321	$ 285,081
Cash Basis NOI	$ 135,306	$ 126,000	$ 261,306	$ 135,519	$ 135,010	$ 270,529
NOI Margin %	75.1 %	60.3 %	67.3 %	76.4%	62.4%	69.1%
Cash Basis NOI Margin %	73.7 %	59.8 %	66.2 %	74.4%	62.2%	67.8%
NOI % Change	(3.5)%	(5.3)%	(4.4)%			
Cash Basis NOI % Change	(0.2)%	(6.7)%	(3.4)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2019			As of and For the Year Ended December 31, 2018		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	27	83	110	27	83	110
Square Feet [(1)]	3,852	6,451	10,303	3,851	6,440	10,291
Occupancy [(3)]	97.4 %	91.7 %	93.9 %	99.5%	92.2%	94.9%
Rental Income	$ 164,069	$ 187,933	$ 352,002	$ 163,409	$ 188,680	$ 352,089
NOI	$ 121,216	$ 113,992	$ 235,208	$ 123,279	$ 117,113	$ 240,392
Cash Basis NOI	$ 112,461	$ 112,245	$ 224,706	$ 108,410	$ 115,698	$ 224,108
NOI Margin %	73.9 %	60.7 %	66.8 %	75.4%	62.1%	68.3%
Cash Basis NOI Margin %	72.3 %	60.2 %	65.7 %	72.8%	61.7%	66.6%
NOI % Change	(1.7)%	(2.7)%	(2.2)%			
Cash Basis NOI % Change	3.7 %	(3.0)%	0.3 %			

(1) Prior periods exclude space remeasurements made subsequent to those periods.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Occupancy includes (i) space which is leased but is not occupied or is being offered for sublease by tenants and (ii) space being fitted out for occupancy.

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32

SHOP SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2019	2018	2019	2018
Number of Properties (1)	244	260	244	260
Number of Units (1)	29,013	29,745	29,013	29,745
Occupancy (2)	83.9 %	85.8%	85.0 %	86.1%
Average Monthly Rate (2)	$ 4,161	$ 4,149	$ 4,179	$ 4,214
Average Monthly Rate % Change	0.3 %		(0.8)%	
Residents Fees and Services	$ 108,830	$ 106,542	$ 433,597	$ 416,523
Rental Income	32,447	57,414	137,898	212,622
Property Operating Expenses	(93,110)	(84,481)	(356,722)	(323,849)
NOI	$ 48,167	$ 79,475	$ 214,773	$ 305,296
NOI Margin %	34.1 %	48.5%	37.6 %	48.5%
NOI % Change	(39.4)%		(29.7)%	

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2019	2018	2019	2018
Number of Properties	229	229	224	224
Number of Units	26,617	26,617	26,065	26,065
Occupancy (2)	84.7 %	86.9%	85.7 %	86.3%
Average Monthly Rate (2)	$ 4,222	$ 4,183	$ 4,276	$ 4,270
Average Monthly Rate % Change	0.9 %		0.1 %	
Residents Fees and Services	$ 99,007	$ 99,711	$ 377,782	$ 379,340
Rental Income	30,611	54,878	129,449	205,185
Property Operating Expenses	(81,409)	(77,968)	(299,825)	(291,580)
NOI	$ 48,209	$ 76,621	$ 207,406	$ 292,945
NOI Margin %	37.2 %	49.6%	40.9 %	50.1%
NOI % Change	(37.1)%		(29.2)%	

(1) Includes senior living communities leased to Five Star and senior living communities managed by Five Star for our account during the periods presented.
(2) Includes only those senior living communities managed for our account during the periods presented.

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33

OFFICE PORTFOLIO LEASING SUMMARY

OFFICE PORTFOLIO LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Buildings	138	140	145	153	155
Total sq. ft. (1)	11,878	12,179	12,372	12,547	12,600
Occupancy (2)	92.2%	92.3%	92.5%	94.0%	94.5%
Leasing Activity (sq. ft.):					
New leases	126	54	31	51	53
Renewals	268	260	281	447	143
Total	394	314	312	498	196
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 26.77	$ 30.07	$ 30.18	$ 24.88	$ 25.48
Renewals	$ 28.58	$ 24.50	$ 44.76	$ 25.03	$ 27.77
Average net annual rent	$ 28.00	$ 25.45	$ 43.32	$ 25.01	$ 27.15
Leasing Costs and Concession Commitments (3):					
New leases	$ 7,486	$ 3,205	$ 1,496	$ 1,857	$ 1,434
Renewals	5,548	4,416	892	12,518	949
Total	$ 13,034	$ 7,621	$ 2,388	$ 14,375	$ 2,383
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 59.17	$ 59.87	$ 48.69	$ 36.28	$ 26.90
Renewals	$ 20.76	$ 16.97	$ 3.17	$ 28.01	$ 6.62
All new and renewed leases	$ 33.10	$ 24.29	$ 7.66	$ 28.86	$ 12.12
Weighted Average Lease Term (years) (4):					
New leases	9.6	7.8	7.3	5.0	6.1
Renewals	8.8	5.7	15.8	8.9	3.0
All new and renewed leases	9.0	6.1	15.3	8.5	3.8
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 6.14	$ 7.69	$ 6.68	$ 7.20	$ 4.53
Renewals	$ 2.36	$ 2.98	$ 0.20	$ 3.16	$ 2.33
All new and renewed leases	$ 3.66	$ 3.97	$ 0.50	$ 3.40	$ 3.29

(1) Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants.
(2) Occupancy includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of December 31, 2019.

The above leasing summary is based on leases entered into during the periods indicated.

DIVERSIFIED HEALTHCARE TRUST

34

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

(dollars in thousands)

As of December 31, 2019

	Tenant	Facility Type	Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Five Star Senior Living Inc. (1)	Senior living	$ 129,785	20.9%	2019
2	Vertex Pharmaceuticals Inc. (2)	Life science	94,956	15.3%	2028
3	Advocate Aurora Health	Medical office	16,896	2.7%	2024
4	Cedars-Sinai Medical Center	Medical office	15,265	2.5%	2020 - 2032
5	Life Time Athletic	Wellness center	10,550	1.7%	2028
6	Brookdale Senior Living, Inc.	Senior living	9,727	1.6%	2032
7	Ology Bioservices, Inc.	Life science	8,324	1.3%	2041
8	Starmark Holdings, LLC	Wellness center	7,929	1.3%	2023
9	HCA Holdings Inc.	Medical office	7,182	1.2%	2020 - 2029
10	Medtronic, Inc.	Medical office	6,983	1.1%	2020 - 2022
	All Other Tenants (3)		314,151	50.4%	2019 - 2035
	Total Tenants		$ 621,748	100.0%	

(1) Pursuant to the transaction agreement for the Restructuring Transaction that was entered into in April 2019, or the Transaction Agreement, the aggregate amount of monthly minimum rent payable to us by Five Star under our previously existing master leases with Five Star as of December 31, 2019 was reduced to $10,815 as a result of our dispositions. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020.

(2) The life science property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(3) Includes NOI for the three months ended December 31, 2019, annualized, from our senior living communities managed for our account.

DIVERSIFIED HEALTHCARE TRUST

35

OFFICE PORTFOLIO LEASE EXPIRATION SCHEDULE

OFFICE PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)

As of December 31, 2019

Office Portfolio Annualized Rental Income Expiring

Year	Annualized Rental Income (1)	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring
2020	$ 29,387	7.7%	7.7%
2021	29,203	7.7%	15.4%
2022	36,459	9.6%	25.0%
2023	20,610	5.4%	30.4%
2024	50,404	13.3%	43.7%
2025	21,612	5.7%	49.4%
2026	21,243	5.6%	55.0%
2027	11,255	3.0%	58.0%
2028	113,790	30.0%	88.0%
Thereafter	45,909	12.0%	100.0%
Total	$ 379,872	100.0%	

Average remaining lease term for our office portfolio (weighted by annualized rental income): 6.4 years

Office Portfolio Square Feet with Leases Expiring

Year	Square Feet (1)	Percent of Total Square Feet Expiring	Cumulative Percentage of Total Square Feet Expiring
2020	1,035,986	9.5%	9.5%
2021	889,029	8.1%	17.6%
2022	1,289,076	11.8%	29.4%
2023	1,038,299	9.5%	38.9%
2024	1,839,074	16.8%	55.7%
2025	920,957	8.4%	64.1%
2026	695,274	6.3%	70.4%
2027	470,907	4.3%	74.7%
2028	1,440,951	13.2%	87.9%
Thereafter	1,332,849	12.1%	100.0%
Total	10,952,402	100.0%	

(1) Includes data from our life science property owned in a joint venture arrangement in which we own a 55% equity interest.

DIVERSIFIED HEALTHCARE TRUST

36

NON-SEGMENT LEASE EXPIRATION SCHEDULE (dollars in thousands) As of December 31, 2019 Non-Segment Annualized Rental Income Expiring Cumulative Percentage of Number of Number of Units or Square Annualized Rental Percent of Total Annualized Annualized Rental Income Year Properties Feet Income Rental Income Expiring Expiring 2020 — — $ — —% —% 2021 — — — —% —% 2022 — — — —% —% 2023 7 131 units and 354,000 sq. ft. 10,591 21.5% 21.5% 2024 4 288 units 4,062 8.3% 29.8% 2025 — — — —% 29.8% 2026 — — — —% 29.8% 2027 4 511 units 4,161 8.5% 38.3% 2028 4 458,000 sq. ft. 10,550 21.4% 59.7% Thereafter 23 1,675 units 19,847 40.3% 100.0% Total 42 $ 49,211 100.0% Lease expiration data for our senior living communities that were leased to Five Star is not presented. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. NON-SEGMENT LEASE EXPIRATION SCHEDULE NON-SEGMENT LEASE EXPIRATION 37

SHOP SEGMENT AND SAME PROPERTY – TRANSITIONAL PRO FORMA EBITDARM

TRANSITIONAL PRO FORMA EBITDARM

EXHIBIT A

See pages 39 - 40 for calculation and reconciliation of Pro Forma EBITDARM and Non-GAAP Financial Measures and Certain Definitions on page 41 for a definition of EBITDARM.

SHOP SEGMENT - TRANSITIONAL PRO FORMA EBITDARM

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2019	2018	2019	2018
Number of Properties	244	260	244	260
Number of Units	29,013	29,745	29,013	29,745
Occupancy	83.3 %	84.1%	83.8 %	83.4%
Average Monthly Rate	$ 4,536	$ 4,610	$ 4,621	$ 4,649
Average Monthly Rate % Change	(1.6)%		(0.6)%	
Residents Fees and Services	$ 333,904	$ 352,332	$ 1,386,979	$ 1,386,067
Residents Fees and Services % Change	(5.2)%		0.1 %	
EBITDARM	$ 58,414	$ 70,797	$ 266,768	$ 290,550
EBITDARM % Change	(17.5)%		(8.2)%	

SHOP SAME PROPERTY - TRANSITIONAL PRO FORMA EBITDARM

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2019	2018	2019	2018
Number of Properties	229	229	224	224
Number of Units	26,617	26,617	26,065	26,065
Occupancy	83.8 %	84.5%	84.2 %	83.7%
Average Monthly Rate	$ 4,446	$ 4,440	$ 4,508	$ 4,500
Average Monthly Rate % Change	0.1 %		0.2 %	
Residents Fees and Services	$ 303,799	$ 305,478	$ 1,202,467	$ 1,195,810
Residents Fees and Services % Change	(0.5)%		0.6 %	
EBITDARM	$ 56,321	$ 67,297	$ 254,483	$ 274,450
EBITDARM % Change	(16.3)%		(7.3)%	

DIVERSIFIED HEALTHCARE TRUST

38

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM
(THREE MONTHS ENDED DECEMBER 31, 2019 AND 2018)

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM EXHIBIT B

(dollars in thousands)

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018		
	SHOP	Restructuring Transaction	Pro Forma	SHOP	Restructuring Transaction	Pro Forma
Revenues:						
Rental income	$ 32,447	$ (32,447) (1)	$ —	$ 57,414	$ (57,414) (1)	$ —
Residents fees and services	108,830	225,074 (1)	333,904	106,542	245,790 (1)	352,332
Total revenues	141,277	192,627	333,904	163,956	188,376	352,332
Expenses:						
Property operating expenses	93,110	199,075 (1) (2)	292,185	84,481	214,671 (1) (2)	299,152
Depreciation and amortization	32,557	—	32,557	30,857	—	30,857
Impairment of assets	56,781	—	56,781	—	—	—
Total expenses	182,448	199,075	381,523	115,338	214,671	330,009
Interest expense	(577)	—	(577)	(1,075)	—	(1,075)
Net (loss) income	(41,748)	(6,448)	(48,196)	47,543	(26,295)	21,248
Add (less): Interest expense			577			1,075
Depreciation and amortization			32,557			30,857
Impairment of assets			56,781			—
Management fees			16,695			17,617
EBITDARM			$ 58,414			$ 70,797

(1) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements for all of our senior living communities operated by Five Star. As a result, operating results of the previously leased communities will be included in our operating results. Adjustments reflect property level residents fees and services and property operating expenses and exclude rental income for the previously existing master leases for the three months ended December 31, 2019 and 2018, respectively.

(2) Adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

DIVERSIFIED HEALTHCARE TRUST
39

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM (YEARS ENDED DECEMBER 31, 2019 AND 2018)

SHOP SEGMENT - CALCULATION AND RECONCILIATION OF PRO FORMA EBITDARM EXHIBIT C

(dollars in thousands)

	Year Ended December 31, 2019			Year Ended December 31, 2018		
	SHOP	Restructuring Transaction	Pro Forma	SHOP	Restructuring Transaction	Pro Forma
Revenues:						
Rental income	$ 137,898	$ (137,898) (1)	$ —	$ 212,622	$ (212,622) (1)	$ —
Residents fees and services	433,597	953,382 (1)	1,386,979	416,523	969,544 (1)	1,386,067
Total revenues	571,495	815,484	1,386,979	629,145	756,922	1,386,067
Expenses:						
Property operating expenses	356,722	832,838 (1) (2)	1,189,560	323,849	840,971 (1) (2)	1,164,820
Depreciation and amortization	132,637	—	132,637	121,303	—	121,303
Impairment of assets	65,822	—	65,822	—	—	—
Total expenses	555,181	832,838	1,388,019	445,152	840,971	1,286,123
Gain on sale of properties	15,207	—	15,207	3,699	—	3,699
Interest expense	(3,058)	—	(3,058)	(5,214)	—	(5,214)
Loss on early extinguishment of debt	(17)	—	(17)	(98)	—	(98)
Net income (loss)	28,446	(17,354)	11,092	182,380	(84,049)	98,331
Add (less): Interest expense			3,058			5,214
Depreciation and amortization			132,637			121,303
Impairment of assets			65,822			—
Gain on sale of properties			(15,207)			(3,699)
Loss on early extinguishment of debt			17			98
Management fees			69,349			69,303
EBITDARM			$ 266,768			$ 290,550

(1) Pursuant to the Restructuring Transaction, effective January 1, 2020, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements for all of our senior living communities operated by Five Star. As a result, operating results of the previously leased communities will be included in our operating results. Adjustments reflect property level residents fees and services and property operating expenses and exclude rental income for the previously existing master leases for the three months ended December 31, 2019 and 2018, respectively.

(2) Adjustments to property operating expenses also include adjustments to reflect management fees equal to 5% of gross revenues pursuant to the New Management Agreements and a consistent allocation of costs for all communities.

DIVERSIFIED HEALTHCARE TRUST

40

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable SEC rules, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 19 through 23. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre, Adjusted EBITDAre and EBITDARM We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 24. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Our SHOP segment includes both communities leased to Five Star and operated for our account under management agreements with Five Star as of and during the three month periods and years ended December 31, 2019 and 2018. Pursuant to the Restructuring Transaction, our previously existing master leases and management and pooling agreements with Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. Under the New Management Agreements, management fees are 5% of resident fees and services revenues. We believe pro forma earnings before interest, taxes, depreciation, amortization, rent and management fees, or EBITDARM, is a meaningful transitional supplemental performance measure as it presents historical community level operating results regardless of the form of contractual arrangements and removes the impact of changes in the agreements (rent and management fees) between us and Five Star during the periods presented. The table on page 38 presents pro forma resident fees and services and pro forma EBITDARM as if the communities had been managed for our account throughout all periods presented to assist in understanding community level operating results. Other real estate companies and REITs may calculate EBITDARM differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 25. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 25 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. 41

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. (CONTINUED) Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of December 31, 2019. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also include 100% of rental income as reported under GAAP from our life science property owned in a joint venture arrangement in which we own a 55% equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Leasing costs Leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP Net debt Net debt is total debt less cash. 42

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) NOI margin % NOI margin % is defined as NOI as a percentage of rental income. Non-Segment Non-Segment properties consists of triple net leased senior living communities that are leased to third party operators other than Five Star and wellness centers. (CONTINUED) Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Same Property For the three months ended December 31, 2019, same property consists of properties owned, in service and managed by the same operator continuously since October 1, 2018, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. For the year ended December 31, 2019, same property consists of properties owned, in service and managed by the same operator continuously since January 1, 2018, including our life science property owned in a joint venture arrangement in which we own a 55% equity interest; excludes properties classified as held for sale or in redevelopment, if any. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities that provide short term and long term residential care and other services for residents. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. As of December 31, 2019, these senior living communities were either managed for our account by Five Star or triple net leased to Five Star. Pursuant to the Restructuring Transaction, the previously existing master leases and management and pooling agreements between us and Five Star were terminated and replaced with the New Management Agreements as of January 1, 2020. SNF SNF is a skilled nursing facility. Tenant improvements Tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP 43

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • We have classified certain properties as held for sale as of December 31, 2019. This may imply that all of the properties that we have classified as held for sale will be sold; however, any such sales may not occur and we may incur losses with respect to such sales of those properties. • As of February 28, 2020, we have 52 properties under agreements to sell or in first or second round offer stages for an aggregate sales price of approximately $539.7 million, excluding closing costs. This may imply that we will sell the properties under agreement or for which we have received offers and receive proceeds from those sales equal to or greater than the expected amounts. However, we may not complete the sales of any or all of the properties we currently plan to sell. Also, we may sell some or all of these properties at amounts that are less than currently expected and/or less than the carrying values of such properties and we may incur losses on any such sales as a result. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING 44